[Ropes & Gray Letterhead]

                               _____________, 1999


Sefton U.S. Government Fund
Sefton Funds Trust
2550 Fifth Avenue, Suite 808
San Diego, CA 92103

Kayne Anderson Intermediate Total Return Bond Fund
Kayne Anderson Mutual Funds
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of ___________, 1999, between Sefton Funds Trust, a Delaware business trust, on behalf of its U.S. Government Fund ("Target Fund"), and the Kayne Anderson Mutual Funds, a Delaware business trust on behalf of its Intermediate Total Return Bond Fund ("Acquiring Fund"). The Agreement describes a proposed transaction (the "Transaction") to occur on ________, 1999 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections __ and ____ of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Acquiring Fund is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

Sefton U.S. Government Fund
Kayne Anderson Intermediate
Total Return Bond Fund                 -2-                  ______________, 1999


     For purposes of this opinion, we have considered the Agreement, the Acquired Fund Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have provided us with letters dated as of the date hereof, representing as to certain facts, occurrences and information upon which you have indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above) (the "Acquiring Fund Rep Letter" and "Target Fund Rep Letter").

     We have also assumed, for purposes of this opinion, that any redemptions that are made when either Target Fund's or Acquiring Fund's shares are presented to each of them respectively for redemption pursuant to section 22(e) of the Investment Company Act which appear to be made in connection with the Transaction will not, when aggregated with the redemptions and distributions described in paragraph 6 of the Acquiring Fund Rep Letter and paragraph 5 of the Target Fund Rep Letter, exceed 50% of the value (without giving effect to such redemptions or distributions) of all of the outstanding stock of the Target Fund on the date of the Transaction.

     Based on the foregoing representations and assumption and our review of the documents and items referred to above, we are of the opinion that, for federal income tax purposes:

       (i) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

       (ii) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer;

       (iii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

       (iv) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

       (v) No gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

       (vi) The aggregate basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and

       (vii) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets.


                                Very truly yours,


                                Ropes & Gray

                            [Ropes & Gray Letterhead]


                               _____________, 1999


Sefton Small Company Value Fund
Sefton Funds Trust
2550 Fifth Avenue, Suite 808
San Diego, CA 92103

Kayne Anderson Small Cap Rising Dividends Fund
Kayne Anderson Mutual Funds
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of ___________, 1999, between Sefton Funds Trust, a Delaware business trust, on behalf of its Small Company Value Fund ("Target Fund"), and the Kayne Anderson Mutual Funds, a Delaware business trust on behalf of its Small Cap Rising Dividends Fund ("Acquiring Fund"). The Agreement describes a proposed transaction (the "Transaction") to occur on ________, 1999 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections __ and ____ of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Acquiring Fund is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option. Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

Sefton Small Company Value Fund
Kayne Anderson Small Cap
 Rising Dividends Fund                   -2-                ______________, 1999


     For purposes of this opinion, we have considered the Agreement, the Acquired Fund Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have provided us with letters dated as of the date hereof, representing as to certain facts, occurrences and information upon which you have indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above) (the "Acquiring Fund Rep Letter" and "Target Fund Rep Letter").

     We have also assumed, for purposes of this opinion, that any redemptions that are made when either Target Fund's or Acquiring Fund's shares are presented to each of them respectively for redemption pursuant to section 22(e) of the Investment Company Act which appear to be made in connection with the Transaction will not, when aggregated with the redemptions and distributions described in paragraph 6 of the Acquiring Fund Rep Letter and paragraph 5 of the Target Fund Rep Letter, exceed 50% of the value (without giving effect to such redemptions or distributions) of all of the outstanding stock of the Target Fund on the date of the Transaction.

     Based on the foregoing representations and assumption and our review of the documents and items referred to above, we are of the opinion that, subject to the final two paragraphs hereof, for federal income tax purposes:

       (i) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

       (ii) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer;

       (iii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

       (iv) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

       (v) No gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

       (vi) The aggregate basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and

       (vii) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets.

Sefton Small Company Value Fund
Kayne Anderson Small Cap
 Rising Dividends Fund                   -3-                ______________, 1999


         In connection with this opinion we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service ("IRS"). In that ruling, the IRS held that the so-called "continuity of business enterprise" requirement necessary to tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS's conclusion in this ruling is questionable, and that, even if the IRS's conclusion is correct, the facts of this Transaction are distinguishable from those in the published ruling.

         We believe that Acquiring Fund and Target Fund are both engaged in the same line of business, investing for the benefit of their respective stockholders in equity securities with a view toward the long term capital appreciation. After the Transaction, Acquiring Fund will continue that business for the benefit of the stockholders of both Target and Acquiring Funds. While Acquiring Fund will dispose of securities formerly held by Target Fund in order to conform with its criteria for the selection of equity securities, it will apply the same criteria to its own historic investments. All proceeds generated by all such dispositions will be reinvested in a manner fully consistent with the historic investment policies of both Funds. In these circumstances, we are of the opinion that Acquiring Fund will have continued the historic business of Target Fund -- investing in equity securities with a view toward the long term capital appreciation for the benefit of, among others, the historic stockholders of Target Fund -- and that the continuity of business enterprise doctrine should, as a result, be satisfied. Because Revenue Ruling 87-76 is the only published ruling dealing specifically with the application of the "continuity of business enterprise" requirement to a reorganization involving investment companies, however, our opinion cannot be free from doubt. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.

                                Very truly yours,


                                Ropes & Gray

                            [Ropes & Gray Letterhead]

                               _____________, 1999

Sefton Equity Value Fund
Sefton Funds Trust
2550 Fifth Avenue, Suite 808
San Diego, CA 92103

Kayne Anderson Rising Dividends Fund
Kayne Anderson Mutual Funds
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of ___________, 1999, between Sefton Funds Trust, a Delaware business trust, on behalf of its Equity Value Fund ("Target Fund"), and the Kayne Anderson Mutual Funds, a Delaware business trust on behalf of its Rising Dividends Fund ("Acquiring Fund"). The Agreement describes a proposed transaction (the "Transaction") to occur on ________, 1999 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections __ and ____ of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Acquiring Fund is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

Sefton Equity Value Fund
Kayne Anderson Rising
 Dividends Fund                    -2-                      ______________, 1999


     Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

     For purposes of this opinion, we have considered the Agreement, the Acquired Fund Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have provided us with letters dated as of the date hereof, representing as to certain facts, occurrences and information upon which you have indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above) (the "Acquiring Fund Rep Letter" and "Target Fund Rep Letter").

     We have also assumed, for purposes of this opinion, that any redemptions that are made when either Target Fund's or Acquiring Fund's shares are presented to each of them respectively for redemption pursuant to section 22(e) of the Investment Company Act which appear to be made in connection with the Transaction will not, when aggregated with the redemptions and distributions described in paragraph 6 of the Acquiring Fund Rep Letter and paragraph 5 of the Target Fund Rep Letter, exceed 50% of the value (without giving effect to such redemptions or distributions) of all of the outstanding stock of the Target Fund on the date of the Transaction.

     Based on the foregoing representations and assumption and our review of the documents and items referred to above, we are of the opinion that, subject to the final two paragraphs hereof, for federal income tax purposes:

       (i) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

       (ii) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer;

       (iii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

       (iv) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

       (v) No gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

Sefton Equity Value Fund
Kayne Anderson Rising
 Dividends Fund                    -3-                      ______________, 1999



       (vi) The aggregate basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and

       (vii) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets.

     In connection with this opinion we call your attention to Revenue Ruling 87-76, 1987-2 C.B. 84, published by the Internal Revenue Service ("IRS"). In that ruling, the IRS held that the so-called "continuity of business enterprise" requirement necessary to tax-free reorganization treatment was not met in the case of an acquisition of an investment company which invested in corporate stocks and bonds by an investment company which invested in municipal bonds. Specifically, the IRS based its ruling on its conclusion that the business of investing in corporate stocks and bonds is not the same line of business as investing in municipal bonds. We believe that the IRS's conclusion in this ruling is questionable, and that, even if the IRS's conclusion is correct, the facts of this Transaction are distinguishable from those in the published ruling.

     We believe that Acquiring Fund and Target Fund are both engaged in the same line of business, investing for the benefit of their respective stockholders in equity securities with a view toward the long term capital appreciation. After the Transaction, Acquiring Fund will continue that business for the benefit of the stockholders of both Target and Acquiring Funds. While Acquiring Fund will dispose of securities formerly held by Target Fund in order to conform with its criteria for the selection of equity securities, it will apply the same criteria to its own historic investments. All proceeds generated by all such dispositions will be reinvested in a manner fully consistent with the historic investment policies of both Funds. In these circumstances, we are of the opinion that Acquiring Fund will have continued the historic business of Target Fund -- investing in equity securities with a view toward the long term capital appreciation for the benefit of, among others, the historic stockholders of Target Fund -- and that the continuity of business enterprise doctrine should, as a result, be satisfied. Because Revenue Ruling 87-76 is the only published ruling dealing specifically with the application of the "continuity of business enterprise" requirement to a reorganization involving investment companies, however, our opinion cannot be free from doubt. No ruling has been or will be obtained from the IRS as to the subject matter of this opinion and there can be no assurance that the IRS or a court of law will concur with the opinion set forth above.

                                Very truly yours,



                                Ropes & Gray

                            [Ropes & Gray Letterhead]

                               _____________, 1999


Sefton California Tax-Free Fund
Sefton Funds Trust
2550 Fifth Avenue, Suite 808
San Diego, CA 92103

Kayne Anderson Intermediate Tax-Free Bond Fund
Kayne Anderson Mutual Funds
1800 Avenue of the Stars, 2nd Floor
Los Angeles, California 90067

Ladies and Gentlemen:

     We have acted as counsel in connection with the Agreement and Plan of Reorganization (the "Agreement") dated as of ___________, 1999, between Sefton Funds Trust, a Delaware business trust, on behalf of its California Tax-Free Fund ("Target Fund"), and the Kayne Anderson Mutual Funds, a Delaware business trust on behalf of its Intermediate Tax-Free Bond Fund ("Acquiring Fund"). The Agreement describes a proposed transaction (the "Transaction") to occur on ________, 1999 (the "Exchange Date"), pursuant to which Acquiring Fund will acquire substantially all of the assets of Target Fund in exchange for shares of beneficial interest in Acquiring Fund (the "Acquiring Fund Shares") and the assumption by Acquiring Fund of all of the liabilities of Target Fund following which the Acquiring Fund Shares received by Target Fund will be distributed by Target Fund to its shareholders in liquidation and termination of Target Fund. This opinion as to certain federal income tax consequences of the Transaction is furnished to you pursuant to Sections __ and ____ of the Agreement. Capitalized terms not defined herein are used herein as defined in the Agreement.

     Target Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Shares of Target Fund are redeemable at net asset value at each shareholder's option. Target Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     Acquiring Fund is registered under the 1940 Act as an open-end management investment company. Shares of Acquiring Fund are redeemable at net asset value at each shareholder's option.

Sefton California Tax-Free Fund
Kayne Anderson Intermediate
   Tax-Free Bond Fund                   -2-                 ______________, 1999


     Acquiring Fund has elected to be a regulated investment company for federal income tax purposes under Section 851 of the Code.

     For purposes of this opinion, we have considered the Agreement, the Acquired Fund Proxy Statement, the Registration Statement (including the items incorporated by reference therein), and such other items as we have deemed necessary to render this opinion. In addition, you have provided us with letters dated as of the date hereof, representing as to certain facts, occurrences and information upon which you have indicated that we may rely in rendering this opinion (whether or not contained or reflected in the documents and items referred to above) (the "Acquiring Fund Rep Letter" and "Target Fund Rep Letter").

     We have also assumed, for purposes of this opinion, that any redemptions that are made when either Target Fund's or Acquiring Fund's shares are presented to each of them respectively for redemption pursuant to section 22(e) of the Investment Company Act which appear to be made in connection with the Transaction will not, when aggregated with the redemptions and distributions described in paragraph 6 of the Acquiring Fund Rep Letter and paragraph 5 of the Target Fund Rep Letter, exceed 50% of the value (without giving effect to such redemptions or distributions) of all of the outstanding stock of the Target Fund on the date of the Transaction.

     Based on the foregoing representations and assumption and our review of the documents and items referred to above, we are of the opinion that, for federal income tax purposes:

       (i) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

       (ii) The basis in the hands of Acquiring Fund of the assets of Target Fund transferred to Acquiring Fund in the Transaction will be the same as the basis of such assets in the hands of Target Fund immediately prior to the transfer;

       (iii) The holding periods of the assets of Target Fund in the hands of Acquiring Fund will include the periods during which such assets were held by Target Fund;

       (iv) No gain or loss will be recognized by Target Fund upon the transfer of Target Fund's assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund Shares by Target Fund to its shareholders in liquidation;

Sefton California Tax-Free Fund
Kayne Anderson Intermediate
   Tax-Free Bond Fund                   -3-                 ______________, 1999


       (v) No gain or loss will be recognized by Target Fund shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares;

       (vi) The aggregate basis of Acquiring Fund Shares a Target Fund shareholder receives in connection with the Transaction will be the same as the aggregate basis of his or her Target Fund Shares exchanged therefor; and

       (vii) A Target Fund shareholder's holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Target Fund Shares exchanged therefor, provided that he or she held such Target Fund Shares as capital assets.


                                Very truly yours,


                                Ropes & Gray